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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K, into Charles E. Smith Residential Realty L.P.'s previously filed Registration Statement File No. 33-82382.


                                                        ARTHUR ANDERSEN LLP


Washington, D.C.
November 6, 1997